Rule 497(e)

File Nos. 333-25289

and 811-08183

SCHWAB SELECT ANNUITY®

Issued by First Great-West Life & Annuity Insurance Company

Variable Annuity-1 Series Account

Supplement dated June 29, 2005 to the Prospectus

For the Schwab Select Annuity® dated May 1, 2005

Dear Schwab Select Annuity® Contract Owner:

Recently, the Board of Trustees of the Scudder VIT Investment Funds, Inc. approved the liquidation of Scudder VIT EAFE® Equity Index Fund - Class A Shares.

The redemption and liquidation of outstanding shares of Scudder VIT EAFE® Equity Index Fund is anticipated to take place on July 25, 2005 (the “Redemption Date”). As a result, effective as of the Redemption Date, the Sub-Account investing in the Scudder VIT EAFE® Equity Index Fund will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through Contributions or Transfers) to the Sub-Account that invests in the Scudder VIT EAFE® Equity Index Fund as of the Redemption Date. If you have any assets invested in the Sub-Account of the Scudder VIT EAFE® Equity Index Fund subsequent to the Redemption Date, they will be involuntarily redeemed and invested in the Schwab Money Market™ Portfolio Sub-Account.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as dollar cost averaging or rebalancer involving the Scudder VIT EAFE® Equity Index Fund’s Sub-Account should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Redemption Date, any assets invested in, and any allocations made to, the Scudder VIT EAFE® Equity Index Fund’s Sub-Account will be Transferred to the Schwab Money Market™ Portfolio Sub-Account.

Any Transfer from the Sub-Account of Scudder VIT EAFE® Equity Index Fund into a Sub-Account of another Portfolio will not count against the first 12 free Transfers you are entitled to per calendar year and will not incur a Transfer Fee.

You may Transfer your Variable Account Value in the Sub-Account of the Scudder VIT EAFE® Equity Index Fund before the Redemption Date by calling an annuity account representative at 1-800-838-0649, option 2, or in writing at Annuity Administration, PO Box 173921, Denver, CO 80217-3921. You may also use KeyTalk® at 1-800-838-0650, option 1, to elect a Transfer from the Sub-Account of the Scudder VIT EAFE® Equity Index Fund to another Portfolio Sub-Account.

All other Portfolios in your Schwab Select Annuity® remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this supplement for future reference.